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                                                        Exhibit 99.B(n)(1)(A)(i)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       FOR

                               ING INVESTORS TRUST

                                                                                      CLASSES
                                                                                      -------
SERIES                                                       ADVISER  INSTITUTIONAL   SERVICE    SERVICE 1  SERVICE 2
------                                                       --------------------------------------------------------
ING AIM Mid Cap Growth Portfolio                                X           X            X                      X
ING Alliance Mid Cap Growth Portfolio                           X           X            X                      X
ING American Funds Growth Portfolio                                            No class designation
ING American Funds Growth-Income Portfolio                                     No class designation
ING American Funds International Portfolio                                     No class designation
ING Capital Guardian Managed Global Portfolio                   X           X            X                      X
ING Capital Guardian Small/Mid Cap Portfolio                    X           X            X                      X
ING Capital Guardian U.S. Equities Portfolio                    X           X            X                      X
ING Eagle Asset Capital Appreciation Portfolio                  X           X            X                      X
ING Evergreen Health Sciences Portfolio                         X           X            X                      X
ING Evergreen Omega Portfolio                                   X           X            X                      X
ING FMR(SM) Diversified Mid Cap Portfolio                       X           X            X                      X
ING FMR(SM) Earnings Growth Portfolio                           X           X            X                      X
ING FMR(SM) Small Cap Equity Portfolio                          X           X            X                      X
ING Global Real Estate Portfolio                                X           X            X                      X
ING Global Resources Portfolio                                  X           X            X                      X
ING Goldman Sachs Tollkeeper(SM) Portfolio                      X           X            X                      X
ING International Portfolio                                     X           X            X                      X
ING Janus Contrarian Portfolio                                  X           X            X                      X
ING JPMorgan Emerging Markets Equity Portfolio                  X           X            X                      X
ING JPMorgan Small Cap Equity Portfolio                         X           X            X                      X
ING JPMorgan Value Opportunities Portfolio                      X           X            X                      X
ING Julius Baer Foreign Portfolio                               X           X            X                      X
ING Legg Mason Value Portfolio                                  X           X            X                      X
ING LifeStyle Aggressive Growth Portfolio                                                            X          X
ING LifeStyle Growth Portfolio                                                                       X          X
ING LifeStyle Moderate Growth Portfolio                                                              X          X
ING LifeStyle Moderate Portfolio                                                                     X          X

                                                                                      CLASSES
                                                                                      -------
SERIES                                                       ADVISER  INSTITUTIONAL   SERVICE    SERVICE 1  SERVICE 2
------                                                       --------------------------------------------------------
ING Limited Maturity Bond Portfolio                             X           X            X                      X
ING Liquid Assets Portfolio                                                 X            X                      X
ING MarketPro Portfolio                                         X           X            X                      X
ING MarketStyle Growth Portfolio                                X           X            X                      X
ING MarketStyle Moderate Growth Portfolio                       X           X            X                      X
ING MarketStyle Moderate Portfolio                              X           X            X                      X
ING Marsico Growth Portfolio                                    X           X            X                      X
ING Marsico International Opportunities Portfolio               X           X            X                      X
ING Mercury Large Cap Growth Portfolio                          X           X            X                      X
ING Mercury Large Cap Value Portfolio                           X           X            X                      X
ING MFS Mid Cap Growth Portfolio                                X           X            X                      X
ING MFS Total Return Portfolio                                  X           X            X                      X
ING MFS Utilities Portfolio                                     X           X            X                      X
ING Oppenheimer Main Street Portfolio(R)                        X           X            X                      X
ING PIMCO Core Bond Portfolio                                   X           X            X                      X
ING PIMCO High Yield Portfolio                                  X           X            X                      X
ING Pioneer Fund Portfolio                                      X           X            X                      X
ING Pioneer Mid Cap Value Portfolio                             X           X            X                      X
ING Salomon Brothers All Cap Portfolio                          X           X            X                      X
ING Salomon Brothers Investors Portfolio                        X           X            X                      X
ING Stock Index Portfolio                                                   X
ING T. Rowe Price Capital Appreciation Portfolio                X           X            X                      X
ING T. Rowe Price Equity Income Portfolio                       X           X            X                      X
ING UBS U.S. Allocation Portfolio                               X           X            X                      X
ING Van Kampen Equity Growth Portfolio                          X           X            X                      X
ING Van Kampen Global Franchise Portfolio                       X           X            X                      X
ING Van Kampen Growth and Income Portfolio                      X           X            X                      X
ING Van Kampen Real Estate Portfolio                            X           X            X                      X
ING VP Index Plus International Equity Portfolio                X           X            X                      X
ING Wells Fargo Mid Cap Disciplined Portfolio                   X           X            X                      X
ING Wells Fargo Small Cap Disciplined Portfolio                 X           X            X                      X

  Effective Date: November 30, 2005

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